UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): August 5, 2003





                                   Valero L.P.
             (Exact name of registrant as specified in its charter)





            Delaware                      1-16417                74-2956831
  (State or other jurisdiction          (Commission           (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)



                  One Valero Place                                   78212
                 San Antonio, Texas                               (Zip Code)
      (Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)

Item 5.     Other Events.

            Valero L.P. (the "Partnership"), is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of up to an aggregate of 1,236,250 common units (the "Offered Units") representing limited partner interests in the Partnership, including common units issuable pursuant to an over-allotment option granted to the underwriter, under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-89978) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated August 5, 2003 relating to the Offered Units filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The sale price of the common units was $41.15 per unit with an underwriting discount of $1.85.

            The opinions of Andrews & Kurth L.L.P. attached as exhibits to this Current Report relate to the Offering, and the opinion as to certain tax matters (Exhibit 8.1) replaces, with respect to the Offering, the opinions as to tax matters previously filed as exhibits to the Registration Statement. The opinions of Andrews & Kurth L.L.P. are being filed as exhibits to this Current Report in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto.

Item 7.       Financial Statements and Exhibits.

       (c)    Exhibit

              Exhibit No.   Description
              -----------   -----------

              1.1           Underwriting  Agreement  dated  August  5,  2003  by  and  among  Valero  L.P.,
                            Riverwalk Logistics,  L.P., Valero GP, LLC, Valero Logistics Operations,  L.P.,
                            Valero GP, Inc., and Lehman Brothers Inc.

              5.1           Opinion  of  Andrews  &  Kurth  L.L.P.  as to the  legality  of the  securities registered.

              8.1           Opinion of Andrews & Kurth L.L.P. as to certain tax matters.

              23.1          Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and 8.1).

              23.2          Consent of Ernst & Young LLP

              99.1          Consolidated Balance Sheet of Riverwalk Logistics, L.P. as of March 31, 2003

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Valero L.P.

                                   By:    Riverwalk Logistics, L.P.
                                          its general partner

                                          By:  Valero GP, LLC
                                               its general partner


Dated:   August 6, 2003                        By:   /s/ Bradley C. Barron
                                                     ---------------------------
                                               Name:  Bradley C. Barron
                                               Title:  Corporate Secretary